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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                      October 6, 2004
                                                  ------------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   0-10786                13-3032158
 -------------------------------    ------------         ------------------
 (State or other jurisdiction of    (Commission           (IRS Employer
           incorporation)           File Number)         Identification No.)


       702 Spirit 40 Park Drive, Chesterfield, Missouri           63005
     --------------------------------------------------         ----------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number,
including area code                                       (636) 530-8000
                                                     -----------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.


      (d) Effective as of October 6, 2004, the Company's Board of Directors elected Alfred T. McNeill as a member of the Company's Board of Directors. As of the date of this filing, the Board has not yet determined on which Board committees Mr. McNeill will serve.


Item 9.01. Financial Statements and Exhibits.


      (c) Exhibits.

          See the Index to Exhibits attached hereto.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INSITUFORM TECHNOLOGIES, INC.


                                   By: /s/ Christian G. Farman
                                      ------------------------------------------
                                      Christian G. Farman
                                      Vice President and Chief Financial Officer

Date:    October 8, 2004


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                                INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

      Exhibit         Description

      99.1 Press release announcing the election of Alfred T. McNeill as a member of its Board of Directors.